                                ADVISOR AGREEMENT

This agreement is made this 8th day of July, 2003 by and between HydroFlo, Inc., a North Carolina corporation, hereinafter known as "HydroFlo", and Ross W.
Smith, an individual residing in the state of Massachusetts, herein after known as "Smith".

NOW THEREFORE, in consideration for the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties do mutually agree as follows:

1.       Smith, upon the request of HydroFlo, and in consideration of Forty
         Thousand Shares of common stock of HydroFlo, does hereby agree to become an advisor to the Board of Directors of HydroFlo, subject to all of the benefits and conditions inherent to the position and the covenants contained herein.

2.       HydroFlo agrees to hold Smith harmless from any action brought against him on behalf of HydroFlo, or the duties of Advisor performed on behalf of HydroFlo, and agrees to defend any actions, provided that actions of
         Smith are not intentionally and maliciously performed against the interests of the company.

3.       Smith acknowledges that he has executed freely and knowingly, a document, which prohibits disclosure and circumvention of any proprietary information of HydroFlo, and further agrees that this Non
         Disclosure/Non Circumvention Agreement is fully incorporated herein by reference.

4.       Smith shall be entitled to the reimbursement of all approved costs and expenses necessary for the performance of duties and work on behalf of the company, and any other compensation as may be appropriate.

Entered into and agreed upon on the date first written above,

                                            HydroFlo, Inc.

                                            ____________________________________
                                            By: Dennis L. Mast
                                            Chairman & CEO

_______________________             ________________________________________
Witness                             Ross W. Smith